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                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of our report dated January 20, 2004 relating to the financial statements, which appears in JPMorgan Chase's Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                             ----------------------------

                                             PricewaterhouseCoopers LLP

                                             New York, New York

                                             February 19, 2004